SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 12/01/2000
                        (Date of earliest event reported)


                    Fund America Investors Corporation II
                               Issuer Trust 2000-1
        (Exact name of registrant as specified in governing instruments)



                                    DE
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two Avenue De Lafayette, 6th Floor
                                Boston, MA 02111
              (Address of Principal Executive Offices) (Zip Code)

                                 (804)-788-7319
              (Registrant's telephone number, including area code)


                        Commission File Number 033-73748

                 04-6866293(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                    Fund America Investors Corporation II
                               Issuer Trust 2000-1
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                     Fund America Investors Corporation II
                               Issuer Trust 2000-1


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Fund America Investors Corporation II
                               Issuer Trust 2000-1
                                  (Registrant)

Date:  12/01/2000

  By:
  Name Craig Lange
Title: Assistant Vice President
State Street Bank and Trust Company
as Trustee




Fund America Investors Corporation II
Issuer Trust 2000-1

Report to Certificateholders for Payment Date:               December 1, 2000
Payment Summary

Payment Summary
            Original         Beginning      Principal    Scheduled
Class       Balance          Balance        Payment      Interest
F           1,986,400.00     1974433.72     391.24       12702.19
S           764,000.00       759397.58      150.48       2106.06
R           465,400.00       149600.00      0.00         0.00
TOTAL       2,750,400.00     2883431.30     541.72       14808.25








Net Int     Total       Ending
Pay         Payable     Balance
12702.19    13093.43    1974042.48
2106.06     2256.54     759247.10
0.00        0.00        149600.00
14808.25    15349.97    2882889.58







Distributions per Certificate
        Beginning      Principal    Scheduled    Current        Prev Int    Int Prior   Net Int   Total      Ending
Class   Balance        Payment      Interest     Int Shrtfll    Shrtfll     Shrtfll     Pay       Payable    Balance
F       993.98         0.19696      6.39458                                             6.39458   6.59154    993.77894
S       993.98         0.07575      1.06024                                             1.06024   1.13599    382.22266
R       321.44         0.00000      0.00000                                             0.00000   0.00000    75.31212






15349.97                      Total Funds Received
0.00                          FHLMC 2203 Principal to Class R
15349.97                      Funds remaining for distribution
0.00                          Initial Interest Deposit (first payment date only)
15349.97                      Funds remaining for distribution

12702.19                      Class F Scheduled Interest
12702.19                      Class F Total Interest Payable

2106.06                       Class S Scheduled Interest
2106.06                       Class S Total Interest Payable

541.72                        Funds remaining for principal distribution
391.24                        Class F Pro Rata principal distribution
150.48                        Class S Pro Rata principal distribution
0.00                          Funds remaining

0.00                          Class R Principal Payment